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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


      Date of report (Date of earliest event reported) September 21, 2000

                        INTERNET MULTI-MEDIA CORPORATION
                        --------------------------------
             (Exact name of registrant as specified in its charter)


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
                   NEVADA                               0-29292                     97-0431096
                   ------                               -------                     ----------
(State or other jurisdiction of incorporation)  (Commission File Number) (IRS Employer Identification No.)
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         2533 NORTH CARSON STREET, SUITE 3358, CARSON CITY, NEVADA 89706
         ---------------------------------------------------------------
                    (Address of principal executive offices)


Registrant"s telephone number, including area code    (702) 841-4779
                                                  ------------------



ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         On or about September 21, 2000 registrant issued the press release attached as Exhibit 99(a) to this Form 8-K. This press release announces the appointment of Reno J. Calabrigo as registrant's Chief Executive Officer and the appointment of Sandy Winick as registrant's Chief Financial Officer. This press release further announces that Thom Knowles will remain as President and Treasurer of registrant.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.


         Also on or about September 21, 2000, registrant announced that its wholly-owned subsidiary, Oasis Technology, srl (an Italian corporation) ["Oasis") had acquired 100% of the assets of Bikappa, srl (also an Italian corporation) located in Verona, Italy. Certain details related


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to this transaction are still being negotiated and complete details will be included in a future Form 8-K.

         A copy of the press release announcing this transaction is included as
Exhibit 99(b) to this Form 8-K.

FORWARD-LOOKING STATEMENTS


         Certain statements under this Item and elsewhere in this Form 8-K and in the exhibits to this Form 8-K are not historical facts but constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to: statements relating to potential growth or to potential increases in revenues and net income through previous, potential or possible mergers; acquisitions; license agreements; share exchanges; and joint ventures. These statements often can be identified by the use of terms such as "may", "will", "expect", "anticipate", "estimate", "should", "could", "plans", "believes", "potential", or "continuing", or the negative of these terms. Such forward-looking statements speak only as of the date made and may involve both known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the registrant to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Although the registrant believes that the expectations reflected in such forward-looking statements are reasonable, the registrant cannot guarantee future results, levels of activity, performance, achievements or events. Moreover, neither the registrant nor any other person assumes responsibility for the accuracy or completeness of such statements. The registrant disclaims any responsibility to revise any forward-looking statements to reflect events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.


ITEM 5.  OTHER EVENTS

         Registrant, in exhibit 99(b) to this Form 8-K, announced that, subject to the approval of its shareholders, registrant plans on changing its name to AmEurotech, Inc. Registrant further announced that Oasis has changed its name to AmEurotech, spa.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


FINANCIAL STATEMENTS:

         Financial statements of Bikappa, srl. will be included in a future amendment to this Form 8-K.



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EXHIBITS:



         The following exhibits are filed with this Form 8-K:


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
--------------------------------------------------------------------------------

EXHIBIT NUMBER                      DESCRIPTION OF EXHIBIT
--------------------------------------------------------------------------------
99(a)
                                    September 21, 2000 Press Release
                                    announcing management changes.
-------------------------------------------------------------------------------

99(b)                               September 21, 2000 Press Release announcing
                                    acquisition of Bikappa, srl.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTERNET MULTI-MEDIA CORPORATION

Date:  October 17, 2000
    ------------------------------

                                       By:  /s/ Thom Knowles
                                          -------------------------------------
                                          Thom Knowles. President, Treasurer
                                            and Director